UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 12, 2026
___________
FERVO ENERGY COMPANY
(Exact Name of Registrant as Specified in Charter)

DE		001-43285	82-3168838
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)
811 Main Street
Suite 1700
Houston,	TX		77002
(Address of principal executive offices)			(Zip Code)
(832) 554-3253
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FRVO	The Nasdaq Stock Market LLC
(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02. Results of Operations and Financial Condition.

On August 12, 2026, Fervo Energy Company (the “Company”) issued a press release announcing financial and operating results for the second quarter ended June 30, 2026 (the “earnings release”). A copy of the earnings release is furnished to the Securities and Exchange Commission (the “SEC”) as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 2.02 and the earnings release shall be considered “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall it be deemed incorporated by reference into any reports or filings with the SEC, whether made before or after the date hereof, except as expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD Disclosure.

The Company uses any of the following to comply with its disclosure obligations under Regulation FD: press releases, SEC filings, public conference calls, or the Company’s website. The Company routinely posts important information on its website (https://fervoenergy.com), including information that may be deemed to be material. The Company encourages investors and others interested in the Company to monitor these distribution channels for material disclosures. The information posted on the Company’s website is not incorporated by reference into this Current Report on Form 8-K or in any other report or document the Company files with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release of the Company, dated August 12, 2026.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FERVO ENERGY COMPANY

Date:	August 12, 2026
		By:	/s/ David Ulrey
		Name:	David Ulrey
		Title:	Chief Financial Officer